Invesco Mid Cap Core Equity Fund                                  SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending: 12/31/2012
File number :      811-2699
Series No.:        1

72DD.                          1   Total income dividends for which record date passed during the period. (000's
                                   Omitted)
                                   Class A                              $   7,237
                               2   Dividends for a second class of open-end company shares (000's Omitted)
                                   Class R                              $     279
                                   Class Y                              $   3,690
                                   Class R5                             $   2,820
                                   Class R6                             $       0

73A.                               Payments per share outstanding during the entire current period: (form nnn.nnnn)
                               1   Dividends from net investment income
                                   Class A                              $  0.1200
                               2   Dividends for a second class of open-end company shares (form nnn.nnnn)
                                   Class R                              $  0.0498
                                   Class Y                              $  0.1832
                                   Class R5                             $  0.2202
                                   Class R6                             $  0.2249

74U.                           1   Number of shares outstanding (000's Omitted)
                                   Class A                                 63,309
                               2   Number of shares outstanding of a second class of open-end company shares
                                   (000's Omitted)
                                   Class B                                  2,224
                                   Class C                                 11,530
                                   Class R                                  5,976
                                   Class Y                                 21,840
                                   Class R5                                11,293
                                   Class R6 (Actual)                          417

74V.                           1   Net asset value per share (to nearest cent)
                                   Class A                              $   21.37
                               2   Net asset value per share of a second class of open-end company shares
                                   (to nearest cent)
                                   Class B                              $   16.55
                                   Class C                              $   16.51
                                   Class R                              $   21.00
                                   Class Y                              $   21.50
                                   Class R5                             $   22.47
                                   Class R6                             $   22.48

Invesco Small Cap Growth Fund                                     SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 74U and 74V.

For period ending: 12/31/2012
File number :      811-2699
Series No.:        7

72DD.                          1   Total income dividends for which record date passed during the period. (000's
                                   Omitted)
                               2   Dividends for a second class of open-end company shares (000's Omitted)
                                   Class Y                              $       5
                                   Class R5                             $     839
                                   Class R6                             $       0

73A.                               Payments per share outstanding during the entire current period: (form nnn.nnnn)
                               1   Dividends from net investment income
                               2   Dividends for a second class of open-end company shares (form nnn.nnnn)
                                   Class Y                              $  0.3011
                                   Class R5                             $  0.0463
                                   Class R6                             $  0.0558

74U.                           1   Number of shares outstanding (000's Omitted)
                                   Class A                                 25,560
                               2   Number of shares outstanding of a second class of open-end company shares
                                   (000's Omitted)
                                   Class B                                    229
                                   Class C                                    710
                                   Class R                                  3,026
                                   Class Y                                  1,141
                                   Investor Class                           6,786
                                   Class R5                                19,469
                                   Class R6 (Actual)                          293

74V.                           1   Net asset value per share (to nearest cent)
                                   Class A                              $   30.00
                               2   Net asset value per share of a second class of open-end company shares
                                   (to nearest cent)
                                   Class B                              $   24.90
                                   Class C                              $   24.87
                                   Class R                              $   28.95
                                   Class Y                              $   30.33
                                   Investor Class                       $   30.92
                                   Class R5                             $   31.92
                                   Class R6                             $   31.92

Invesco Global Quantitative Core Fund                             SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending: 12/31/2012
File number :      811-2699
Series No.:        9

72DD.                          1   Total income dividends for which record date passed during the period. (000's
                                   Omitted)
                                   Class A                        $   2,227
                               2   Dividends for a second class of open-end company shares (000's Omitted)
                                   Class B                        $      93
                                   Class C                        $     123
                                   Class R                        $      19
                                   Class Y                        $      21
                                   Class R5                       $     547

73A.                               Payments per share outstanding during the entire current period: (form nnn.nnnn)
                               1   Dividends from net investment income
                                   Class A                        $  0.2673
                               2   Dividends for a second class of open-end company shares (form nnn.nnnn)
                                   Class B                        $  0.1496
                                   Class C                        $  0.1496
                                   Class R                        $  0.2284
                                   Class Y                        $  0.3019
                                   Class R5                       $  0.3475

74U.                           1   Number of shares outstanding (000's Omitted)
                                   Class A                            8,331
                               2   Number of shares outstanding of a second class of open-end company shares
                                   (000's Omitted)
                                   Class B                              613
                                   Class C                              821
                                   Class R                               82
                                   Class Y                               66
                                   Class R5                           1,619

74V.                           1   Net asset value per share (to nearest cent)
                                   Class A                        $   11.38
                               2   Net asset value per share of a second class of open-end company shares
                                   (to nearest cent)
                                   Class B                        $   10.81
                                   Class C                        $   10.79
                                   Class R                        $   11.41
                                   Class Y                        $   11.38
                                   Class R5                       $   11.49

Invesco Growth Allocaton Fund                                     SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending: 12/31/2012
File number :      811-2699
Series No.:        11

72DD.                          1   Total income dividends for which record date passed during the period. (000's
                                   Omitted)
                                   Class A                        $  15,645
                               2   Dividends for a second class of open-end company shares (000's Omitted)
                                   Class B                        $   1,864
                                   Class C                        $   2,485
                                   Class R                        $     537
                                   Class S                        $     867
                                   Class Y                        $      74
                                   Class R5                       $       6

73A.                               Payments per share outstanding during the entire current period: (form nnn.nnnn)
                               1   Dividends from net investment income
                                   Class A                        $  0.3219
                               2   Dividends for a second class of open-end company shares (form nnn.nnnn)
                                   Class B                        $  0.2287
                                   Class C                        $  0.2287
                                   Class R                        $  0.2908
                                   Class S                        $  0.3338
                                   Class Y                        $  0.3520
                                   Class R5                       $  0.3676

74U.                           1   Number of shares outstanding (000's Omitted)
                                   Class A                           49,914
                               2   Number of shares outstanding of a second class of open-end company shares
                                   (000's Omitted)
                                   Class B                            8,158
                                   Class C                           11,039
                                   Class R                            1,903
                                   Class S                            2,657
                                   Class Y                              213
                                   Class R5                              18

74V.                           1   Net asset value per share (to nearest cent)
                                   Class A                        $   11.98
                               2   Net asset value per share of a second class of open-end company shares
                                   (to nearest cent)
                                   Class B                        $   11.87
                                   Class C                        $   11.87
                                   Class R                        $   11.95
                                   Class S                        $   11.97
                                   Class Y                        $   11.96
                                   Class R5                       $   12.02

Invesco Moderate Allocaton Fund                                   SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending: 12/31/2012
File number :      811-2699
Series No.:        12

72DD.                          1   Total income dividends for which record date passed during the period. (000's
                                   Omitted)
                                   Class A                        $  19,979
                               2   Dividends for a second class of open-end company shares (000's Omitted)
                                   Class B                        $   2,442
                                   Class C                        $   3,693
                                   Class R                        $     706
                                   Class S                        $   1,395
                                   Class Y                        $     133
                                   Class R5                       $      17

73A.                               Payments per share outstanding during the entire current period: (form nnn.nnnn)
                               1   Dividends from net investment income
                                   Class A                        $  0.4367
                               2   Dividends for a second class of open-end company shares (form nnn.nnnn)
                                   Class B                        $  0.3479
                                   Class C                        $  0.3479
                                   Class R                        $  0.4072
                                   Class S                        $  0.4481
                                   Class Y                        $  0.4652
                                   Class R5                       $  0.4720

74U.                           1   Number of shares outstanding (000's Omitted)
                                   Class A                           47,501
                               2   Number of shares outstanding of a second class of open-end company shares
                                   (000's Omitted)
                                   Class B                            7,094
                                   Class C                           10,954
                                   Class R                            1,817
                                   Class S                            3,240
                                   Class Y                              293
                                   Class R5                              39

74V.                           1   Net asset value per share (to nearest cent)
                                   Class A                        $   11.32
                               2   Net asset value per share of a second class of open-end company shares
                                   (to nearest cent)
                                   Class B                        $   11.28
                                   Class C                        $   11.27
                                   Class R                        $   11.31
                                   Class S                        $   11.31
                                   Class Y                        $   11.32
                                   Class R5                       $   11.35

Invesco Conservative Allocaton Fund                               SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending: 12/31/2012
File number :      811-2699
Series No.:        15

72DD.                          1   Total income dividends for which record date passed during the period. (000's
                                   Omitted)
                                   Class A                        $   7,648
                               2   Dividends for a second class of open-end company shares (000's Omitted)
                                   Class B                        $     837
                                   Class C                        $   1,669
                                   Class R                        $     280
                                   Class S                        $      99
                                   Class Y                        $     107
                                   Class R5                       $       1

73A.                               Payments per share outstanding during the entire current period: (form nnn.nnnn)
                               1   Dividends from net investment income
                                   Class A                        $  0.3705
                               2   Dividends for a second class of open-end company shares (form nnn.nnnn)
                                   Class B                        $  0.2890
                                   Class C                        $  0.2890
                                   Class R                        $  0.3433
                                   Class S                        $  0.3810
                                   Class Y                        $  0.3968
                                   Class R5                       $  0.4021

74U.                           1   Number of shares outstanding (000's Omitted)
                                   Class A                           21,365
                               2   Number of shares outstanding of a second class of open-end company shares
                                   (000's Omitted)
                                   Class B                            2,932
                                   Class C                            5,922
                                   Class R                              829
                                   Class S                              267
                                   Class Y                              280
                                   Class R5                               2

74V.                           1   Net asset value per share (to nearest cent)
                                   Class A                        $   10.70
                               2   Net asset value per share of a second class of open-end company shares
                                   (to nearest cent)
                                   Class B                        $   10.60
                                   Class C                        $   10.63
                                   Class R                        $   10.67
                                   Class S                        $   10.70
                                   Class Y                        $   10.67
                                   Class R5                       $   10.73

Invesco Income Allocatin Fund                                     SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending: 12/31/2012
File number :      811-2699
Series No.:        16

72DD.                          1   Total income dividends for which record date passed during the period. (000's
                                   Omitted)
                                   Class A                        $   2,638
                               2   Dividends for a second class of open-end company shares (000's Omitted)
                                   Class B                        $     171
                                   Class C                        $     616
                                   Class R                        $      53
                                   Class Y                        $      61
                                   Class R5                       $       4

73A.                               Payments per share outstanding during the entire current period: (form nnn.nnnn)
                               1   Dividends from net investment income
                                   Class A                        $  0.3630
                               2   Dividends for a second class of open-end company shares (form nnn.nnnn)
                                   Class B                        $  0.2867
                                   Class C                        $  0.2867
                                   Class R                        $  0.3376
                                   Class Y                        $  0.3888
                                   Class R5                       $  0.3888

74U.                           1   Number of shares outstanding (000's Omitted)
                                    Class A                           8,241
                               2   Number of shares outstanding of a second class of open-end company shares
                                   (000's Omitted)
                                   Class B                              575
                                   Class C                            2,292
                                   Class R                              183
                                   Class Y                              222
                                   Class R5                              22

74V.                           1   Net asset value per share (to nearest cent)
                                   Class A                        $   10.38
                               2   Net asset value per share of a second class of open-end company shares
                                   (to nearest cent)
                                   Class B                        $   10.39
                                   Class C                        $   10.39
                                   Class R                        $   10.38
                                   Class Y                        $   10.38
                                   Class R5                       $   10.38

Invesco International Allocaton Fund                              SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending: 12/31/2012
File number :      811-2699
Series No.:        17

72DD.                          1   Total income dividends for which record date passed during the period. (000's
                                   Omitted)
                                   Class A                        $   4,445
                               2   Dividends for a second class of open-end company shares (000's Omitted)
                                   Class B                        $     197
                                   Class C                        $     513
                                   Class R                        $     162
                                   Class Y                        $     268
                                   Class R5                       $      12

73A.                               Payments per share outstanding during the entire current period: (form nnn.nnnn)
                               1   Dividends from net investment income
                                   Class A                        $  0.3605
                               2   Dividends for a second class of open-end company shares (form nnn.nnnn)
                                   Class B                        $  0.1849
                                   Class C                        $  0.1849
                                   Class R                        $  0.3028
                                   Class Y                        $  0.4149
                                   Class R5                       $  0.4362

74U.                           1   Number of shares outstanding (000's Omitted)
                                   Class A                           12,628
                               2   Number of shares outstanding of a second class of open-end company shares
                                   (000's Omitted)
                                   Class B                            1,067
                                   Class C                            2,810
                                   Class R                              559
                                   Class Y                              679
                                   Class R5                              28

74V.                           1   Net asset value per share (to nearest cent)
                                   Class A                        $    9.94
                               2   Net asset value per share of a second class of open-end company shares
                                   (to nearest cent)
                                   Class B                        $    9.94
                                   Class C                        $    9.94
                                   Class R                        $    9.94
                                   Class Y                        $    9.91
                                   Class R5                       $    9.94

Invesco Balanced-Risk Retirement Now Fund                         SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending: 12/31/2012
File number :      811-2699
Series No.:        18

72DD.                          1   Total income dividends for which record date passed during the period. (000's
                                   Omitted)
                                   Class A                        $     300
                               2   Dividends for a second class of open-end company shares (000's Omitted)
                                   Class AX                       $     407
                                   Class B                        $      13
                                   Class C                        $      86
                                   Class CX                       $      85
                                   Class R                        $      40
                                   Class RX                       $      10
                                   Class Y                        $      15
                                   Class R5                       $      65
                                   Class R6                       $       0

73A.                               Payments per share outstanding during the entire current period: (form nnn.nnnn)
                               1   Dividends from net investment income
                                   Class A                        $  0.2046
                               2   Dividends for a second class of open-end company shares (000's Omitted)
                                   Class AX                       $  0.2043
                                   Class B                        $  0.1678
                                   Class C                        $  0.1679
                                   Class CX                       $  0.1678
                                   Class R                        $  0.1924
                                   Class RX                       $  0.1923
                                   Class Y                        $  0.2170
                                   Class R5                       $  0.2169
                                   Class R6                       $  0.1940

74U.                           1   Number of shares outstanding (000's Omitted)
                                   Class A                            1,539
                               2   Dividends for a second class of open-end company shares (000's Omitted)
                                   Class AX                           2,024
                                   Class B                               76
                                   Class C                              532
                                   Class CX                             520
                                   Class R                              222
                                   Class RX                              55
                                   Class Y                               74
                                   Class R5                             322
                                   Class R6                               1

74V.                           1   Net asset value per share (to nearest cent)
                                   Class A                        $    9.07
                               2   Dividends for a second class of open-end company shares (000's Omitted)
                                   Class AX                       $    9.06
                                   Class B                        $    8.97
                                   Class C                        $    8.98
                                   Class CX                       $    8.97
                                   Class R                        $    9.04
                                   Class RX                       $    9.04
                                   Class Y                        $    9.11
                                   Class R5                       $    9.10
                                   Class R6                       $    9.10

Invesco Balanced-Risk Retirement 2020 Fund                        SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 74U and 74V.

For period ending: 12/31/2012
File number :      811-2699
Series No.:        20

72DD.                          1   Total income dividends for which record date passed during the period. (000's
                                   Omitted)
                                   Class A                         $ 1,335
                               2   Dividends for a second class of open-end company shares (000's Omitted)
                                   Class AX                        $   473
                                   Class B                         $    94
                                   Class C                         $   287
                                   Class CX                        $   103
                                   Class R                         $   343
                                   Class RX                        $    61
                                   Class Y                         $   233
                                   Class R5                        $   193
                                   Class R6                        $     0

73A.                               Payments per share outstanding during the entire current period: (form nnn.nnnn)
                               1   Dividends from net investment income
                                   Class A                         $0.3296
                               2   Dividends for a second class of open-end company shares (000's Omitted)
                                   Class AX                        $0.3296
                                   Class B                         $0.2681
                                   Class C                         $0.2681
                                   Class CX                        $0.2681
                                   Class R                         $0.3096
                                   Class RX                        $0.3096
                                   Class Y                         $0.3511
                                   Class R5                        $0.3511
                                   Class R6                        $0.3511

74U.                           1   Number of shares outstanding (000's Omitted)
                                   Class A                           4,405
                               2   Dividends for a second class of open-end company shares (000's Omitted)
                                   Class AX                          1,486
                                   Class B                             372
                                   Class C                           1,125
                                   Class CX                            400
                                   Class R                           1,156
                                   Class RX                            207
                                   Class Y                             682
                                   Class R5                            611
                                   Class R6                              1

74V.                           1   Net asset value per share (to nearest cent)
                                   Class A                         $  9.51
                               2   Dividends for a second class of open-end company shares (000's Omitted)
                                   Class AX                        $  9.51
                                   Class B                         $  9.40
                                   Class C                         $  9.38
                                   Class CX                        $  9.38
                                   Class R                         $  9.47
                                   Class RX                        $  9.47
                                   Class Y                         $  9.51
                                   Class R5                        $  9.55
                                   Class R6                        $  9.56

Invesco Balanced-Risk Retirement 2030 Fund                        SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 74U and 74V.

For period ending: 12/31/2012
File number :      811-2699
Series No.:        21

72DD.                          1   Total income dividends for which record date passed during the period. (000's
                                   Omitted)
                                   Class A                        $   1,381
                               2   Dividends for a second class of open-end company shares (000's Omitted)
                                   Class AX                       $     382
                                   Class B                        $     112
                                   Class C                        $     322
                                   Class CX                       $      63
                                   Class R                        $     447
                                   Class RX                       $      41
                                   Class Y                        $     239
                                   Class R5                       $     716
                                   Class R6                       $       0

73A.                               Payments per share outstanding during the entire current period: (form nnn.nnnn)
                               1   Dividends from net investment income
                                   Class A                        $  0.3572
                               2   Dividends for a second class of open-end company shares (000's Omitted)
                                   Class AX                       $  0.3572
                                   Class B                        $  0.2968
                                   Class C                        $  0.2968
                                   Class CX                       $  0.2968
                                   Class R                        $  0.3377
                                   Class RX                       $  0.3377
                                   Class Y                        $  0.3775
                                   Class R5                       $  0.3775
                                   Class R6                       $  0.3775

74U.                           1   Number of shares outstanding (000's Omitted)
                                   Class A                            4,134
                               2   Dividends for a second class of open-end company shares (000's Omitted)
                                   Class AX                           1,113
                                   Class B                              384
                                   Class C                            1,202
                                   Class CX                             221
                                   Class R                            1,339
                                   Class RX                             128
                                   Class Y                              441
                                   Class R5                           1,993
                                   Class R6                               1

74V.                           1   Net asset value per share (to nearest cent)
                                   Class A                        $    9.23
                               2   Dividends for a second class of open-end company shares (000's Omitted)
                                   Class AX                       $    9.23
                                   Class B                        $    9.14
                                   Class C                        $    9.13
                                   Class CX                       $    9.13
                                   Class R                        $    9.18
                                   Class RX                       $    9.18
                                   Class Y                        $    9.25
                                   Class R5                       $    9.27
                                   Class R6                       $    9.27

Invesco Balanced-Risk Retirement 2040 Fund                        SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 74U and 74V.

For period ending: 12/31/2012
File number :      811-2699
Series No.:        22

72DD.                          1   Total income dividends for which record date passed during the period. (000's
                                   Omitted)
                                   Class A                        $   1,022
                               2   Dividends for a second class of open-end company shares (000's Omitted)
                                   Class AX                       $     147
                                   Class B                        $      40
                                   Class C                        $     193
                                   Class CX                       $      18
                                   Class R                        $     276
                                   Class RX                       $      27
                                   Class Y                        $      81
                                   Class R5                       $     231
                                   Class R6                       $       0

73A.                               Payments per share outstanding during the entire current period: (form nnn.nnnn)
                               1   Dividends from net investment income
                                   Class A                        $  0.3331
                               2   Dividends for a second class of open-end company shares (000's Omitted)
                                   Class AX                       $  0.3331
                                   Class B                        $  0.2772
                                   Class C                        $  0.2772
                                   Class CX                       $  0.2772
                                   Class R                        $  0.3147
                                   Class RX                       $  0.3147
                                   Class Y                        $  0.3505
                                   Class R5                       $  0.3505
                                   Class R6                       $  0.3505

74U.                           1   Number of shares outstanding (000's Omitted)
                                   Class A                            3,245
                               2   Dividends for a second class of open-end company shares (000's Omitted)
                                   Class AX                             457
                                   Class B                              146
                                   Class C                              737
                                   Class CX                              68
                                   Class R                              940
                                   Class RX                              90
                                   Class Y                              224
                                   Class R5                             692
                                   Class R6                               1

74V.                           1   Net asset value per share (to nearest cent)
                                   Class A                        $    8.76
                               2   Dividends for a second class of open-end company shares (000's Omitted)
                                   Class AX                       $    8.75
                                   Class B                        $    8.67
                                   Class C                        $    8.66
                                   Class CX                       $    8.65
                                   Class R                        $    8.72
                                   Class RX                       $    8.72
                                   Class Y                        $    8.78
                                   Class R5                       $    8.78
                                   Class R6                       $    8.78

Invesco Balanced-Risk Retirement 2050 Fund                        SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 74U and 74V.

For period ending: 12/31/2012
File number :      811-2699
Series No.:        23

72DD.                          1   Total income dividends for which record date passed during the period. (000's
                                   Omitted)
                                   Class A                        $     503
                               2   Dividends for a second class of open-end company shares (000's Omitted)
                                   Class AX                       $      49
                                   Class B                        $      16
                                   Class C                        $     130
                                   Class CX                       $       4
                                   Class R                        $     144
                                   Class RX                       $       7
                                   Class Y                        $      53
                                   Class R5                       $     233
                                   Class R6                       $       0

73A.                               Payments per share outstanding during the entire current period: (form nnn.nnnn)
                               1   Dividends from net investment income
                                   Class A                        $  0.3518
                               2   Dividends for a second class of open-end company shares (000's Omitted)
                                   Class AX                       $  0.3518
                                   Class B                        $  0.2988
                                   Class C                        $  0.2988
                                   Class CX                       $  0.2988
                                   Class R                        $  0.3348
                                   Class RX                       $  0.3348
                                   Class Y                        $  0.3706
                                   Class R5                       $  0.3706
                                   Class R6                       $  0.3706

74U.                           1   Number of shares outstanding (000's Omitted)
                                   Class A                            1,490
                               2   Dividends for a second class of open-end company shares (000's Omitted)
                                   Class AX                             145
                                   Class B                               55
                                   Class C                              463
                                   Class CX                              15
                                   Class R                              445
                                   Class RX                              24
                                   Class Y                              154
                                   Class R5                             660
                                   Class R6                               1

74V.                           1   Net asset value per share (to nearest cent)
                                   Class A                        $    8.68
                               2   Dividends for a second class of open-end company shares (000's Omitted)
                                   Class AX                       $    8.69
                                   Class B                        $    8.57
                                   Class C                        $    8.59
                                   Class CX                       $    8.58
                                   Class R                        $    8.64
                                   Class RX                       $    8.65
                                   Class Y                        $    8.69
                                   Class R5                       $    8.70
                                   Class R6                       $    8.71

Invesco Van Kampen U.S. Mortgage Fund                             SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending: 12/31/2012
File number :      811-2699
Series No.:        26

72DD.                          1   Total income dividends for which record date passed during the period. (000's
                                   Omitted)
                                   Class A                        $  23,364
                               2   Dividends for a second class of open-end company shares (000's Omitted)
                                   Class B                        $     244
                                   Class C                        $     360
                                   Class Y                        $     124
                                   Class R5                       $       1

73A.                               Payments per share outstanding during the entire current period: (form nnn.nnnn)
                               1   Dividends from net investment income
                                   Class A                        $  0.5490
                               2   Dividends for a second class of open-end company shares (form nnn.nnnn)
                                   Class B                        $  0.4478
                                   Class C                        $  0.4469
                                   Class Y                        $  0.5827
                                   Class R5                       $  0.5847

74U.                           1   Number of shares outstanding (000's Omitted)
                                   Class A                           40,826
                               2   Number of shares outstanding of a second class of open-end company shares
                                   (000's Omitted)
                                   Class B                              442
                                   Class C                              929
                                   Class Y                              287
                                   Class R5                               1

74V.                           1   Net asset value per share (to nearest cent)
                                   Class A                        $   13.02
                               2   Net asset value per share of a second class of open-end company shares
                                   (to nearest cent)
                                   Class B                        $   12.95
                                   Class C                        $   12.93
                                   Class Y                        $   13.07
                                   Class R5                       $   13.06

Invesco Convertible Securities Fund                               SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending: 12/31/2012
File number :      811-2699
Series No.:        27

72DD.                          1   Total income dividends for which record date passed during the period. (000's
                                   Omitted)
                                   Class A                              $  12,091
                               2   Dividends for a second class of open-end company shares (000's Omitted)
                                   Class B                              $     131
                                   Class C                              $   1,384
                                   Class Y                              $   6,224
                                   Class R5                             $      69
                                   Class R6                             $       0

73A.                               Payments per share outstanding during the entire current period: (form nnn.nnnn)
                               1   Dividends from net investment income
                                   Class A                              $  0.4619
                               2   Dividends for a second class of open-end company shares (form nnn.nnnn)
                                   Class B                              $  0.3095
                                   Class C                              $  0.3311
                                   Class Y                              $  0.5111
                                   Class R5                             $  0.5308
                                   Class R6                             $  0.1428

74U.                           1   Number of shares outstanding (000's Omitted)
                                   Class A                                 25,814
                               2   Number of shares outstanding of a second class of open-end company shares
                                   (000's Omitted)
                                   Class B                                    350
                                   Class C                                  3,989
                                   Class Y                                 12,891
                                   Class R5                                   130
                                   Class R6 (Actual)                          481

74V.                           1   Net asset value per share (to nearest cent)
                                   Class A                              $   20.88
                               2   Net asset value per share of a second class of open-end company shares
                                   (to nearest cent)
                                   Class B                              $   20.93
                                   Class C                              $   20.78
                                   Class Y                              $   20.90
                                   Class R5                             $   20.88
                                   Class R6                             $   20.89

Invesco Leaders Fund                                              SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending: 12/31/2012
File number :      811-2699
Series No.:        31

72DD.                          1   Total income dividends for which record date passed during the period. (000's
                                   Omitted)
                                   Class A                        $   1,498
                               2   Dividends for a second class of open-end company shares (000's Omitted)
                                   Class B                        $     202
                                   Class C                        $      82
                                   Class Y                        $       4

73A.                               Payments per share outstanding during the entire current period: (form nnn.nnnn)
                               1   Dividends from net investment income
                                   Class A                        $  0.1212
                               2   Dividends for a second class of open-end company shares (form nnn.nnnn)
                                   Class B                        $  0.0490
                                   Class C                        $  0.0483
                                   Class Y                        $  0.1452

74U.                           1   Number of shares outstanding (000's Omitted)
                                   Class A                           11,614
                               2   Number of shares outstanding of a second class of open-end company shares
                                   (000's Omitted)
                                   Class B                            3,697
                                   Class C                            1,531
                                   Class Y                               31

74V.                           1   Net asset value per share (to nearest cent)
                                   Class A                        $    9.97
                               2   Net asset value per share of a second class of open-end company shares
                                   (to nearest cent)
                                   Class B                        $    9.96
                                   Class C                        $    9.84
                                   Class Y                        $    9.97